SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12



                           ELITE PHARMACEUTICALS, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

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

                       [ELITE PHARMACEUTICALS LETTERHEAD]



February ____, 2005



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Elite Pharmaceuticals, Inc. (the "Company") to be held at 10:00 a.m., Monday, March 22, 2005, at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, NY 10022.

         This year you will be asked to consider the election of directors and proposals (i) to approve the amendment of the Company's Stock Option Plan, (ii) ratify the issuance of Common Stock Purchase Warrants to a consultant and amendment of stock options of a former officer, and (ii) ratification of the appointment of Miller, Ellin & Co., LLP as the Company's independent auditor. The matters are explained more fully in the attached proxy statement, which you are encouraged to read.

         The Board of Directors recommends that you elect the directors nominated by the Board and approve the proposals and urges you to return your signed proxy card, or cards, at your earliest convenience, whether or not you plan to attend the annual meeting in the accompanying business reply envelope so that your shares will be represented at the annual meeting. This will not limit your right to vote in person or attend the meeting.

         Thank you for your continued interest in and support of your Company.

                                    Very truly yours,


                                    Bernard Berk

                                    President and Chief Executive Officer

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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                           ELITE PHARMACEUTICALS, INC.
                                 March 22, 2005


NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Elite Pharmaceuticals, Inc. (the "Company", "Elite", "us" or "we") will be held at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, on March 22, 2005 at 10:00 a.m., to consider and act upon the following:

1. The election of four directors to serve for a period of one year and thereafter until their successors shall have been duly elected and shall have qualified.

2.   A proposal to approve the amendment of the Company's Stock Option Plan.

3. A proposal to ratify (a) the amendment of options previously granted to the former President of the Company and (b) the grant to an independent consultant of warrants to purchase 50,000 shares of Common Stock.

4. A proposal to ratify the appointment by the Board of Directors of Miller Ellin & Co. LLP as auditor of the Company's financial statements for the year ending March 31, 2005.

5. The transaction of such other business as may properly come before the meeting or any adjournment thereof that were not known a reasonable time before the solicitation.

The Board of Directors has fixed the close of business on February 15, 2005 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ Mark I. Gittelman

Mark I. Gittelman
Secretary
Northvale, New Jersey

February __, 2005

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                           ELITE PHARMACEUTICALS, INC.

                                165 LUDLOW AVENUE

                           NORTHVALE, NEW JERSEY 07647

                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                            To Be Held March 22, 2005

                                  INTRODUCTION

This proxy statement is being furnished to stockholders of Elite Pharmaceuticals, Inc. (the "Company", "Elite", "us" or "we") in connection with a solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders to be held at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022. on Tuesday, March 22, 2005, at 10:00 a.m. and any adjournments or postponements thereof. At the meeting, the Board of Directors will propose that the Company's stockholders elect four nominees, to the Board of Directors of the Company to serve until the next annual meeting of stockholders to be held and until their successors are elected and qualified, and proposals to (i) approve an amendment to the Company's Stock Option Plan to increase the shares subject to the Plan from 1,500,000 to 4,000,000, (ii) ratify an amendment of outstanding options granted to the former President of the Company and the grant of warrants to an independent consultant to purchase 50,000 shares of Common Stock, and (iii) ratify the appointment by the Board of Directors of Miller Ellin & Co. LLP as the Company's independent auditors for the year ending March 31, 2005, and (iv) vote on such other matters as may lawfully come before the meeting.

STOCKHOLDERS ENTITLED TO VOTE

Only holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") and Series A Preferred Stock, par value $.01 per share (the "Preferred Shares"), at the close of business on February 15, 2005 (the record date fixed by the Board of Directors) will be entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. At the close of business on the record date, there were 15,649,014 shares of Common Stock and 185,870 Preferred Shares outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote and each Preferred Share is entitled to ten votes, with the holders of Common Stock and Preferred Shares voting as one class for the election of directors and the proposals, except that the Preferred Shares will be entitled to elect as a class one director.

VOTING; REVOCATION OF PROXY; QUORUM AND VOTE REQUIRED

A form of proxy is enclosed for use at the Annual Meeting. Each proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Annual Meeting, by submitting a duly executed, later-dated proxy, or by attending the Annual Meeting and voting at the meeting. Attendance at the Annual Meeting is not by itself sufficient to revoke your proxy. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If the proxy is signed but no specification is given otherwise the shares will be voted FOR the Board's nominees for election to the Board of Directors and FOR each of the proposals referred to above.

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

A majority of the shares outstanding on the record date, calculating for this purpose each Preferred Share as ten shares, will constitute a quorum for purposes of the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Accordingly, since the election of directors will be effected by a plurality vote, abstentions and broker non-votes will not affect the outcome of the election of directors. Since approval of each of the proposals with respect to the amendment of the Company's Stock Option Plan, ratification of the amendment of options and grant of warrants, and ratification of the appointment of the independent auditors, requires the affirmative vote of a majority of the shares cast in person or by proxy on the proposal, abstentions will have the same effect as negative votes but broker non-votes will not affect the outcome.

Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority on the election of any of the Directors and to vote for, against or abstain on each of the other proposals.

Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

It is anticipated that this proxy statement, the enclosed proxy card and the Annual Report to Stockholders for the year ended March 31, 2004 will be mailed to the Company's stockholders on or about February [___], 2005.

COSTS AND METHOD OF SOLICITATION

Solicitation of proxies may be made by directors and officers of the Company by mail, telephone, facsimile transmission or other electronic media and in person for which they will receive no additional compensation. We will not solicit proxies via the Internet, such as Internet chat rooms and/or posting on websites. Solicitation of proxies may be made by directors, officers and regular employees of Elite. The entire cost of soliciting proxies will be borne by the Company. Upon request, the Company will reimburse the reasonable fees and expenses of banks, brokers, custodians, nominees and fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock.

PRINCIPAL OFFICE

The Company's principal office is located at 165 Ludlow Avenue, Northvale, New Jersey 07647, and its telephone number is (201) 750-2646.

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

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership, as of February 15, 2005, of shares of Common Stock and of Preferred Shares of each stockholder of the Company known to the Company, based upon such person's representations or publicly available filings, to own beneficially more than 5% of the voting securities as of that date. Each Preferred Share is entitled to ten votes. The Preferred Shares were issued in a private placement effected by the Company in October 2004.

As used in the table below and elsewhere in this proxy statement, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following the record date. Except as otherwise indicated, the stockholder listed in the table have sole voting and investment powers with respect to the shares indicated. Unless otherwise noted, beneficial ownership consists of sole ownership, voting, and investment power with respect to all Common Stock or Preferred Shares shown as beneficially owned by them.


     Name and Address of Beneficial Owner     Voting Shares Beneficially Owned *
     ------------------------------------     ----------------------------------
     Jerome Belson                                      969,000 (1)     5.6%
     495 Broadway
     New York, New York 10012

-----------------

* Each Preferred Share is entitled to ten votes and votes with the shares of Common Stock as one class, except that the Preferred Shares are also entitled to elect one Director.

    (1) Based on information provided by Mr. Belson for inclusion in the Company's Prospectus dated December 28, 2004. Includes (i) 281,000 shares issuable upon exercise of warrants, (ii) 53,900 shares held by Maxine Belson, wife of Jerome Belson, (iii) 63,300 shares held by other members of his family, and (iv) 50,000 shares held by the Jerome Belson Foundation.



                              ELECTION OF DIRECTORS

BOARD OF DIRECTORS' NOMINEES

The holders of Elite's Preferred Shares will elect one director and the holders of Common Stock and Preferred Shares voting as one class will elect three directors at the Annual Meeting, each of whom will be elected for a one-year term. Unless a stockholder either indicates "withhold authority" on his proxy card or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election of the persons named in the table below to serve until the next annual meeting of stockholders and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be or refuses to be a candidate for election.

The Company's by-laws provide that the Board of Directors will consist of not less than three nor more than ten members, the actual number of directors to be determined by the Board from time to time. The Board of Directors has set the number of directors of the Board as of the Annual

Meeting at four. On January 24, 2005, Mr. John A. Moore resigned as a Director and Mr. Edward Neugeboren was elected a Director. Messrs. Harmon Aronson and Eric L. Sichel, each of whom is currently a Director, have not been nominated for reelection as Directors.

The nominees of the Board were selected by a Nominating Committee consisting of Messrs. Neugeboren, Sichel and Aronson, all of whom at the time of their selection were independent directors. In selecting each of the nominees for the four directors to be elected at the Meeting the Committee identified and evaluated the current Directors and their commitment to the policy of the Company and each individual's qualifications and availability. The Committee believes that a nominee for director of the Company should have an appropriate level of sophistication, knowledge and understanding of the Company and the industry, stockholder relations and finance and accounting for publicly held companies. The Committee also considered the need to select a nominee who had the appropriate experience and financial background who could qualify as an "audit committee financial expert" within the meaning of the rules under the Securities Exchange Act of 1934 and of the American Stock Exchange. The Company did not engage any third party to assist in the process of identifying or evaluating candidates. No candidate for nominee was put forward by stockholders, other than Mr. Neugeboren who was the designee of Indigo Securities LLC, the Placement Agent in the private placement of the Preferred Shares, as provided in the Certificate of Designation for the Preferred Shares. The Company currently does not have a process for considering candidates put forward by stockholders other than those who are directors of the Company and the nominee proposed by the holders of Preferred Shares.

The table below sets forth the names and ages, as of February 15, 2005, of each of the nominees, and the period during which each such person has served on the Board of Directors of the Company. Each of the nominees for director has agreed to serve if elected and has consented to being named in this Proxy Statement.


      NAME AND BUSINESS ADDRESS                AGE         DIRECTOR SINCE

      Bernard Berk                             56               2004
      c/o Elite Pharmaceuticals Inc.,
      165 Ludlow Avenue,
      Northvale, NJ 07647

      Edward Neugeboren*                       36               2005
      282 New Norwalk Road,
      New Canaan, CT 06840

      Mr. Barry Dash, Ph. D                    73                --
      168 Wood Road
      Englewood Cliffs, NJ 07632

      Melvin M. Van Woert, M.D.                74                --
      Mount Sinai Medical Center
      P.O. Box 1137
      One Gustave L. Levy Place
      New York, NY 10029-6576

      * Mr.Neugeboren is the nominee for the Director to be elected by the Preferred Shareholders

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

The principal occupations and employment of each such person during the past five years is set forth below. In each instance in which dates are not provided in connection with a nominee's business experience, such nominee has held the position indicated for at least the past five years.

Bernard Berk was appointed the Chief Executive Officer of the Company in June 2003 and a Director in February 2004. Mr. Berk has been the President and Chief Executive Officer of Michael Andrews Corporation, a pharmaceutical management consultant firm, since 1996. From 1994 until 1996, Mr. Berk was President and Chief Executive Officer of Nale Pharmaceutical Corporation. From 1989 until 1994, Mr. Berk was Senior Vice President of Sales, Marketing and Business Development of Par Pharmaceuticals, Inc. Mr. Berk holds a B.S. from New York University.

Mr. Edward Neugeboren has been a Managing Partner of IndiGo Ventures LLC, an investment-banking firm based in New York since January 2003. From May 2001 to January 2004, Mr. Neugeboren was a managing partner of Third Ridge Capital Management, LLC, a U.S. equity hedge fund. He was from October 2000 to April 2001 the Chief Administrative Officer of Soceron, an emerging Silicon Alley based media software company and from 1988 to 2000 the Chief Administrative Officer and director of Equity Research Operations at Lehman Brothers. He was deputy director of Equity Research at UBS Warburg, formerly Warburg, Dillon Read, from 1996 to 1998 and director of Equity Research Operations from 1995 to 1996. Mr. Neugeboren began his career in 1992 as an equity research analyst covering the specialty pharmaceuticals industry, constituting generic drugs and drug delivery, at Dillon Read & Co., Kidder, Peabody & Co. and Furman Selz, Inc. Mr. Neugeboren is a Director of KineMed, Inc. a platform based drug development and advanced medical diagnostics company based in San Francisco, California.

Dr. Barry Dash has been since 1995 President and Managing Member of Dash Associates, L.L.C., an independent consultant to the pharmaceutical and health and beauty aid industries. From 1983 to 1996 he was employed by American Home Products Corporation, its Whitehall-Robins Healthcare Division initially as Vice President of Scientific Affairs, then Senior Vice President of Scientific Affairs and then Senior Vice President of Advanced Technologies during which time he personally supervised six separate departments: Medical and Clinical Affairs, Regulatory Affairs, Technical Affairs, Research and Development, Analytical R&D and Quality Management/Q.C. He had previously been employed by the Whitehall Robins Healthcare Division from 1960 to 1976, during which time he served as Director of Product Development Research, Assistant Vice President of Product Development and Vice President of Scientific Affairs. Dr. Dash had been employed by J.B. Williams Company (Nabisco Brands, Inc.) from 1978 to1982, during which time he helped introduce more than 14 national and test market brands. From 1976 to1978 he was Vice President, Director of Laboratories of the Consumer Products Division of American Can Company. He is a director of GeoPharma, Inc. Dr. Dash holds a Ph.D. from the University of Florida and M.S. and B.S. degrees from Columbia University at which he was Assistant Professor at the College of Pharmaceutical Sciences from 1956 to 1960. He is a member of the American Pharmaceutical Association, The American Association for the Advancement of Science and the Society of Cosmetic Chemist.

Dr. Melvin Van Woert, a neurologist, has been, since 1974, a member of the staff of Mount Sinai Medical Center where he has been a Professor of the Department of Neurology and Pharmacology at Mount Sinai School of Medicine since 1978. Dr. Van Woert had been a consultant for Neuropharmacological Drug Products to the Food and Drug Administration from 1974 to 1980; Associate Editor for Journal of the Neurological Sciences; Member of the Editorial Board of Journal of Clinical Neurphamacology; and Medical Director of National Organization for Rare Disorders for which he received in 1993 the Humanitarian Award. His other awards include the

U.S. Public Health Service Award for Exceptional Achievement in Orphan Products Development and the National Myoclonus Foundation Award. He has authored and co-authored more than 150 articles appearing in pharmacological, medical and other professional journals or publications.

There is no family relationship between the persons nominated or chosen by the Company to become directors.

LEGAL PROCEEDINGS

In April 2004, the Company and Dr. Atul Mehta, it's former President and Chief Executive Officer, settled an action instituted by Dr. Mehta for alleged breach of his employment contract. Pursuant to the settlement agreement as amended, the Company paid Dr. Mehta $400,000 and agreed to pay certain of his benefits for a two year period and made an $100,000 nonrefundable deposit to be applied to the exercise price of a short term option he granted to the Company (which later expired unexercised by the Company) to purchase the 1,362,200 shares of Common Stock of the Company owned by him and his affiliates. Dr. Mehta agreed to the relinquishment of any rights to the Company's intellectual properties. He agreed to the reduction of his options to a balance of 770,000 shares and the Company agreed to extend the expiration dates of the options to June 30, 2005 and to modify the exercise prices of the options. (See "Proposal to Ratify the Grant and Amendment of Warrants and Options" for an October 18, 2004 amendment of the options). Dr. Mehta also agreed to certain non-disclosure and non-competition covenants.

BOARD MEETINGS

The Board of Directors of the Company had nine meetings and acted by unanimous written consent on other occasions during the fiscal year ended March 31, 2004. No incumbent director attended fewer than 75% of the aggregate of the meetings of the Board and its Audit Committee during that year.

COMMITTEES

The Board of Directors has an Audit Committee and a Nominating Committee. The Board has no other standing committees. The members of the Nominating Committee and the Audit Committee are Edward Neugeboren (who succeeded John Moore on
January 24, 2005), Harmon Aronson and Eric L. Sichel. The Audit Committee had one meeting during the fiscal year ended March 31, 2004. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which was included as an appendix to the Company's proxy statement sent to stockholders in connection with the annual meeting of stockholders held October 11, 2001.

The Company deems the members of its Audit Committee to be independent as independence is defined in Section 121(A) of the American Stock Exchange Listing Standards, as amended effective December 1, 2003. Both Mr. Sichel and Mr. Neugeboren qualify as audit committee financial experts.

Audit Committee Report: The following is the Audit Committee Report made by all its members. The Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee discussed with the independent auditors of the Company the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit

Committees), as modified or supplemented. The Audit Committee discussed with the independent accountant the independent accountant's independence. Based upon the foregoing review and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the last fiscal year ended March 31, 2004 as filed with the Commission.

The Nominating Committee is authorized to select the nominees of the Board of Directors for election as directors. The nominees for election as Directors were selected by the Committee and approved by the Board of Directors.

COMPENSATION OF DIRECTORS

Each non-affiliated director receives $2,000 as compensation for each meeting of the Board of Directors attended.

The Company paid Mr. John A. Moore $46,875 for the period January 1, 2004 through May 12, 2004, the date of his resignation as Chairman, for his services as Chairman of the Board based on the substantial duties the Board has assigned to him, principally to assist the Chief Executive Officer in the management of the Company's operations, and the time required to perform such duties.


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE FOUR NOMINEES OF THE BOARD OF DIRECTORS DESCRIBED ABOVE.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the knowledge of the Company, there was no person who, at any time during the fiscal year ended March 31, 2004, was a director, officer, beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Securities Exchange Act of 1934, who failed to file on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended March 31, 2004.

                               EXECUTIVE OFFICERS

Our executive officers are Bernard Berk and Mark I. Gittelman.

         Bernard Berk, age 56, was appointed Chief Executive Officer in June 2003 and a director in February 2004. See "Election of Directors - Board of Directors' Nominees" for his business background.

         The Company entered into a three-year employment agreement effective July 23, 2003 with Mr. Berk providing for (i) his full time employment as Chief Executive Officer at an annual base salary of $200,000, (ii) the grant to him of options which vest immediately to purchase 300,000 shares of Common Stock at a price of $2.01 per share, the closing share price on the American Stock Exchange on the date of grant and (iii) the grant of options to purchase an additional 300,000 shares at the $2.01 per share to vest on consummation of a "strategic transaction" while he is employed as Chief Executive Officer. The consummation of such transaction will result in the increase of his base annual salary to $310,140 effective with the consummation. A strategic transaction is defined as any one of the following transactions provided that the net value of the consideration to the Company or its stockholders determined in good faith by the Board of Directors is at least $10,000,000: (i) the sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation or business combination, or (iii) the sale by the Company of debt or equity securities.

         Either party upon notice may terminate Mr. Berk's employment except that a termination by the Company without cause or because of his permanent disability or a termination by him for cause will result in severance pay in the form of the continuation of his base salary for the balance of the term or two years, whichever is longer, less in the event of termination for permanent disability the amount of payments under a disability insurance policy maintained by the Company. The Company is also to continue to pay during the foregoing period the premiums for life and disability insurance policies. Furthermore, in the event that Mr. Berk terminates his employment following a "change of control" event he is to receive, payable in 24 monthly installments, an amount which will depend on the fair value of the consideration determined in good faith by the Board of Directors received by the Company or stockholders from the "change of control" event less related expenses ("Net Fair Value") -- $500,000 if the Net Fair Value is $10 million or less; the greater of $500,000 or twice his then base annual salary, if the Net Fair Value is greater than $10,000,000 but not more than $20 million, or $1,000,000 if the Net Fair Value is greater than $20,000,000. A "change of control" event is (i) a merger or consolidation in which securities possessing more than 50% of the voting power is issued to persons other than the holders of voting securities of the Company immediately prior to the event, (ii) the sale, transfer or disposition of all or substantially all the assets of the Company, or (iii) the sale by the Company of securities to a third party.

         The agreement contains Mr. Berk's non-competition covenant for a period of one year from termination.

         Mark I. Gittelman, age 45, CPA, the Chief Financial Officer, Secretary and Treasurer of the Company, is the President of Gittelman & Co., P.C., an accounting firm in Clifton, New Jersey. Prior to forming Gittelman & Co., P.C. in 1984, he worked as a certified public accountant with the international accounting firm of KPMG Peat Marwick, LLP. Mr. Gittelman holds a B.S. in accounting from New York University and a Masters of Science in Taxation from Farleigh Dickinson University. He is a Certified Public Accountant licensed in New Jersey and New York, and is a member of the American Institute of Certified Public Accountants ("AICPA"), and the New Jersey State and New York States Societies of CPAs. Other than Elite Labs, no company with which Mr. Gittelman was affiliated in the past was a parent, subsidiary or other affiliate of the Company.

                         EXECUTIVE OFFICER COMPENSATION

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the three years ended March 31, 2004, awarded or paid to, or earned by Bernard Berk, our President and Chief Executive Officer since June 2003 and our former President and Chief Executive Officer, Dr. Atul M. Mehta. Dr. Mehta resigned as an employee and as a director of Elite as of June 3, 2003. No other executive officer of the Company received compensation exceeding $100,000 during those periods.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------- ---------------------------------------------------------
                        ANNUAL COMPENSATION                                           LONG TERM COMPENSATION
-------------------------------------------------------------------- ---------------------------------------------------------
      (a)            (b)          (c)         (d)          (e)            (f)             (g)          (h)          (i)
   Name and        Fiscal       Salary       Bonus        Other        Restricted     Securities      LTIP       All Other
   Principal       Year(1)      ------       -----       Annual          Stock        Underlying    Payouts      Compensa-
   Position        -------                              Compensa-        Awards        Options      -------         tion
   --------                                              tion(3)         ------        -------                      ----
                                                         -------
---------------- ------------ ------------ ---------- -------------- --------------- -------------- ---------- ---------------
Bernard Berk,    2003-04      $166,667        --      --                   --         300,000(4)       --            --
President and
Chief
Executive
Officer
---------------- ------------ ------------ ---------- -------------- --------------- -------------- ---------- ---------------
Atul M. Mehta,   2003-04      $ 53,684        --      $ 3,040              --              --(5)       --            --
Ph.D.            2002-03      $330,140        --      $ 3,040              --              --          --            --
former           2001-02      $272,855        --      $83,856              --          50,000(6)       --            --
President and
Chief
executive
Officer(2)
---------------- ------------ ------------ ---------- -------------- --------------- -------------- ---------- ---------------

         (1) The Company's fiscal year begins on April 1 and ends on March 31. The information is provided for each fiscal year beginning April 1.

         (2) Dr. Mehta resigned as an employee and as a director of the Company as of June 3, 2003.

         (3) Other Annual Compensation represents use of a company car, premiums paid by the Company for life insurance on Dr. Mehta's life for the benefit of his wife and the purchase price of $80,856 for options acquired from Dr. Mehta.

         (4) Does not include 300,000 options, which are exercisable only upon occurrence of a "strategic transaction.

         (5) See "Legal Proceedings" and "Proposal to Ratify the Grant and Amendment of Warrants and Options" for April 2004 and October 2004 revisions of options granted to him prior to April 1, 2001.

         (6) By action on February 21, 2002, our Board of Directors corrected a clerical error in options for 425,000 shares of our common stock granted to Dr. Mehta. This correction did not result in any additional shares being subject to options held by Dr. Mehta, any change in the exercise price or a change in any other material terms.

OPTION GRANTS TO AND EXERCISED BY EXECUTIVE OFFICERS IN LAST FISCAL YEAR

Options granted to executive officers of the Company named in the Summary Compensation Table during the fiscal year ended March 31, 2004 were as follows:

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZED VALUE AT
                           NUMBER OF        % OF TOTAL                                       ASSUMED ANNUAL RATES OF
         Name               SHARES        OPTIONS GRANTED     EXERCISE       EXPIRATION     STOCK PRICE APPRECIATION
                          UNDERLYING      TO EMPLOYEES IN       PRICE           DATE             FOR OPTION TERM
                            OPTIONS         FISCAL YEAR         -----           ----             ---------------
                            GRANTED         -----------
                            -------
                                                                                                5%            10%
                                                                                                --            ---
Bernard Berk               300,000(1)          41.4%            $2.01          6/2/13        $982,223      $1,564,027

Atul M. Mehta(2)               --                --               --             --             --             --

(1) Does not include options to purchase 300,000 shares at $2.01 per share, which are exercisable only upon occurrence of a "strategic transaction". See "Executive Officers".

(2) See "Legal Proceedings" and "Proposal to Ratify the Grant and Amendment of Warrants and Options" for amendment of exercise prices and extension of expiration dates of options to purchase 670,000 shares granted to him prior to year ended March 31, 2002 while he was an executive officer.

         No options were exercised by executive officers during the fiscal year ended March 31, 2004.


                 SHARES        VALUE        NUMBER OF SHARES UNDERLYING     VALUE OF UNEXERCISED IN-THE-MONEY
     NAME       EXERCISED     REALIZED    UNEXERCISED OPTIONS AT YEAR-END        OPTIONS AT YEAR-END (1)
     ----       ---------     --------    -------------------------------        -----------------------

                                          EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
                                          -----------     -------------      -----------      -------------

Atul M.            -0-          -0-         270,000(3)         -0-              $0(3)               --
Mehta (2)          -0-          -0-         100,000            -0-               $0                 --
                   -0-          -0-         100,000            -0-             $48,000              --
                   -0-          -0-         100,000            -0-             $98,000              --
                   -0-          -0-         100,000            -0-             $148,000             --
                   -0-          -0-         100,000            -0-             $198,000             --
Bernard
Berk (4)           -0-          -0-         300,000          300,000           $291,000          $291,000

(1) The dollar values are calculated by determining the difference between $2.98 per share, the fair market value of the common stock at March 31, 2004, and the exercise price of the respective options.

(2) Dr. Mehta resigned as an officer/employee and director as of June 3, 2003.

(3) See "Proposal to Ratify the Grant and Amendment of Warrants and Options" for October 21, 2004 amendment of these options terminating 100,000 options and reducing the exercise price of 170,000 options to $2.34 per share.

(3) Mr. Berk entered the employ of the Company in June 2003.

OPTIONS AND WARRANTS

To comply with the rules of the American Stock Exchange (the "Amex") the following amendments by our Board of Directors of the provisions of outstanding options and warrants issued to officers, directors or employees of, or consultants to, the Company were submitted to our stockholders for approval at their meeting held on June 22, 2004 and were approved at the meeting.

On June 6, 2003 our Board of Directors reduced the exercise price of options to purchase 30,000 shares of the Company's Common Stock granted on January 31, 2003 to each of the following persons, each of whom was then a Director: Messrs. Harmon Aronson, Richard A. Brown, John P. deNeufville, John A. Moore, Donald S. Pearson and Eric L. Sichel from $6.50 to $2.21 per share, which was 110% of the closing per share sale price of the Common Stock on the American Stock Exchange on the date of the amendment. These options vest as follows: 10,000 shares on December 12, 2003, 10,000 shares on December 12, 2004 and 10,000 shares on December 12, 2005. The options expire at the earlier to occur of: (1) January 31, 2013 or (2) the date one year after the optionee ceases to be a director of or a consultant or advisor of the Company. On February 6, 2004, the Board of Directors authorized a further amendment to all the options held by Messrs. Brown (30,000 shares), deNeufville (55,000 shares) and Pearson (90,000 shares) to extend their expiration date to a date two years following the June 22, 2004 Annual Meeting. On March 8, 2004 our Board of Directors amended those options held by then Directors, which contained an exercise price greater than $2.21 to reduce their exercise price to $2.21 per share.

     Name                 Shares Subject         Date of          Original         Expiration
     ----               To Amended Options        Grant        Exercise Price         Date
                        ------------------        -----        --------------         ----

Donald Pearson                30,000              7/1/99             $6.00           6/22/06
                              30,000              1/2/01             $6.50           6/22/06
Harmon Aronson                30,000              7/1/99             $6.00            9/1/09
                              30,000              1/2/01             $6.50            1/1/11
Eric Sichel                   30,000              8/2/01            $10.00            8/2/11

On May 12, 2004 our Board of Director also authorized an amendment to the expiration dates of options to purchase 330,000 shares held by Mr. Moore, of which 30,000 options granted in January 2003 and exercisable at $2.21 have an expiration date of January 13, 20133 and 300,000 options granted in June 2003 and exercisable at $2.01 per share have an expiration date of June 13, 2013. Similar to the above amendment of the options held by Messrs Pearson, Aronson and Sichel, the options will terminate on the earlier of their current expiration date or a date two years after Mr. Moore ceases to be a director of the Company.

On March 8, 2004, the Board of Directors confirmed the reduction to $2.21 per share of the $3.31 per share exercise price of options of purchase 30,000 shares granted on June 13, 2003 to each of three employees. Such options vest in three equal annual installments commencing with the date of grant.

On February 6, 2004 the Board of Directors authorized the extension of the expiration date from June 30, 2004 to November 30, 2005 of the outstanding Class B Warrants to purchase an aggregate of 681,002 shares of our Common Stock at a price of $5.00 per share. The Class B Warrants were originally issued as part of units of shares of Common Stock and Class B Warrants in a private placement to a group of investors. Included among the holders of the Class B Warrants is Richard A. Brown, a Director at the time, who holds, along with his son and an affiliated trust, an aggregate of 156,250 Class B Warrants and Bridge Ventures Inc., a consultant to the Company since December, 2003, which holds 25,000 Class B Warrants.

The Board of Directors authorized the foregoing amendments for the purposes of hopefully generating additional funds through the exercise of the options or warrants, and restoring a principal purpose or purposes of the original grants of the options or warrants to officers, directors and employees, namely a reasonable opportunity for the holder to acquire or increase a proprietary interest in the Company and to restore a meaningful form of noncash compensation.

The stockholders also approved the revision of options previously granted to Dr. Atul Mehta pursuant to a settlement of a litigation with him as referred to under "Legal Proceedings". The revision provides for the extension of the expiration dates to June 13, 2005 of options previously issued to Dr. Mehta to purchase 770,000 shares of Common Stock, including options with respect to 70,000 shares which had previously expired. The number and exercise prices are as follows:


                Number of Options             Exercise Price
                -----------------             --------------

                270,000*                      $10.00
                100,000                       3.00
                100,000                       2.50
                100,000                       2.00
                100,000                       1.50
                100,000                       1.00

---------

* Includes the 70,000 which had expired. See "Proposal to Ratify the Grant and Amendment of Warrants and Options" for reduction of these options by 100,000 and of the exercise price of the 170,000 balance to $2.34 per share.

                  SECURITY OWNERSHIP OF OUR DIRECTORS, NOMINEES
                             AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding beneficial ownership of our Common Stock and Preferred Shares as of February 15, 2005 by
(i) each director, nominee for director, and executive officer named under the Executive Officer Compensation Table and (iii) all executive officers and directors as a group. On such date, we had 15,649,014 shares of Common Stock and 185,870 Preferred Shares outstanding. Shares not outstanding but deemed beneficially owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount and percentage of common stock and of Preferred Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted. Unless otherwise indicated, the address of the person named is c/o Elite Pharmaceuticals, Inc., 165 Ludlow Avenue, Northvale, New Jersey 07647.

               Name and Address                              Common Stock                   Preferred Shares
               ----------------                              ------------                   ----------------
                                                        Amount              % **         Amount               %
                                                        ------              -            ------               -

Bernard Berk, Director and Chief Executive                                                 --                 --
Officer*                                             765,300 (1)           4.1

Edward Neugeboren*                                   188,094 (2)           1.1           2,032.5             1.1

Barry Dash*                                          --                     --             --                 --

Melvin Van Woert*                                    --                     --

Eric L. Sichel                                       60,000 (3)   *         --             --                 --
411 Highview Road
Englewood, NJ 07631

Harmon Aronson                                       70,000 (4)    *        --             --                 --
26 Monterey Drive
Wayne, NJ 07470

Dr. Atul Mehta                                       670,000 (5)           4.1             --                 --
c/o Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

All Directors and Officers as a group (6)            1,105,625 (6)         6.0           2,032.5             1.0

*  See "Election of Directors - Board of Directors  Nominees" for his address

** Represents percentage of shares of Common Stock and Preferred Shares voting as one class with each Preferred Share entitled to ten votes.

(1) Includes options to purchase 630,000 shares of Common Stock of which options to purchase 300,000 shares are not exercisable until occurrence of a "strategic event". See "Executive Officers"

(2) Includes 20,325 shares issuable upon conversion of the 2,032.5 Preferred Shares and 147,363 issuable upon exercise of outstanding warrants; but does not include 20,325 shares issuable upon conversion of 2,032.5 Preferred Shares and 20,325 shares issuable upon exercise of warrants owned by his father.

(3) Represents options to purchase 40,000 shares and 20,000 shares of Common Stock owned as co-tenant with Dana Cernea.

(4) Represents shares of Common Stock issuable upon exercise of options.

(5) Represents shares of Common Stock issuable upon exercise of options.

(6) Includes options and warrants to purchase an aggregate of 940,000 shares and 20,325 shares issuable upon conversion of Preferred Shares.

         Except as otherwise set forth, information on the stock ownership of each person was provided to the Company by such person.

         Other than the Stock Option Plan, the Company does not have any compensation plans or arrangements benefiting employees or non-employees under which equity securities of the Company are authorized for issuance in exchange for consideration in the form of goods or services. See "Proposal to Amend Stock Option Plan".

         The Company is informed and believes that as of January 31, 2005, Cede & Co. held [_____]shares of the Company's common stock as nominee for Depository
Trust  Company,   55

Water Street, New York, New York 10004. It is our understanding that Cede & Co. and Depository Trust Company both disclaim any beneficial ownership therein and that such shares are held for the account of numerous other persons, no one of whom is believed to beneficially own five percent or more of the common stock of the Company.

COMPARATIVE STOCKHOLDER RETURN

         The graph which follows compares the yearly percentage change in the Company's cumulative total stockholder return on its common stock with the cumulative total stockholder return of (1) all United States companies traded on the American Stock Exchange (where the Company's common stock is now traded) and
(2) 51 companies traded on the American Stock Exchange which carry the Standard Industrial Classification (SIC) code 283 (Pharmaceuticals). The graph was prepared by the Center for Research in Security Prices at the University of Chicago Graduate School of Business, Chicago, IL.

         The Common Stock of the Company was traded on the NASDAQ over-the-counter bulletin board from July 23, 1998 until February 24, 2000. The Common Stock of the Company began trading on the American Stock Exchange on February 24, 2000. The Company's fiscal year ends on March 31.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                              PERFORMANCE GRAPH FOR
                           ELITE PHARMACEUTICALS, INC.

                  Produced on 02/4/2004 including data to 03/31/2004

         [THE FOLLOWING DATA APPEARED AS A LINE CHART IN THE PRINTED MATERIAL]

-------------------------------------------------------------------
                  Legend

Symbol            Crsp Total Returns Index For:         03/2000    03/2001    03/2002    03/2003    03/2004
------            -----------------------------         -------    -------    -------    -------    -------
[Box]             Elite Pharmaceuticals, Inc.           83.2       41.1       57.9       11.4        22.2
[Star]            AMEX Stock Market (US Companies)      104.9      82.9       84.0       66.3        94.6
[Triangle]        AMEX Stocks (SIC 2830-2839 US         81.9       48.0       33.8       18.8        37.4
                  Companies) Drugs

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.       The index level for all series was set to $100.0 on 2/24/2000.

-------------------------------------------------------------------

Prepared  by CRSP  (www.crsp.uchicago.edu),  Center  for  Research  in  Security
Prices, Graduate School of Business, The University of Chicago. Used with permission.

                   ITEM 2. PROPOSAL TO AMEND STOCK OPTION PLAN

         The  Board  of  Directors  in  January   2005   approved,   subject  to
stockholders approval, an amendment to the Company's Stock Option Plan (the "Plan") to increase the number of shares subject to the Plan from 1,500,000 to 4,000,000 shares. The Plan was approved by stockholders on June 22, 2004 as proposed by the Board of Directors. The Plan authorizes the grant of options to employees and directors of the Company or its subsidiaries and individuals performing consulting services to the Company or a subsidiary.

         As of February 15, 2005, there were outstanding options to purchase 2,377,050 shares, of which options to purchase 402,000 shares of Common Stock were granted under the Plan; no options granted under the Plan have been exercised.

         Pursuant to the Plan, the Board on June 22, 2004 granted options to purchase 220,900 shares of Common Stock at $2.34 per share options under the Plan to current employees who held options with exercise prices higher than the options to be granted; with the optionees surrendering the options containing the higher exercise price. No options granted prior to the stockholder approval in substitution of previously granted options was made to any officer or director of the Company.

         To the extent any of the options granted or to be granted under the Plan expire or terminate without being exercised they may be subject to future grants under the Plan.

         The following table sets forth information regarding options previously granted by the Company (exclusive of warrants previously sold along with shares of Common Stock in private placements by the Company) and options, included in the foregoing, granted under the Plan to each of the Company's executive officers named under the Executive Officer Compensation Table under "Executive Compensation", all current executive officers as a group, all current directors who are not executive officers as a group and all employees other than executive officers as a group:

                                                                    Number of          Number of Options
                                                                 Stock Options         Granted Under the
Name and Position                                              Previously Granted*           Plan*
-----------------                                              -------------------           -----
Atul Mehta, former President and Chief Executive
Officer (1)................................................          670,000(1)                --
Bernard Berk ..............................................          630,000(2)              30,000
Executive Officer Group (2 persons)........................          640,000                 30,000
Non-Executive Directors Group (4 persons)..................          270,000                 90,000
Non-Executive Officer Employee Group(13 persons)...........          403,050                282,000

------------------------

* Given effect to the cancellation of options upon the grant of a like number of options granted under the Plan.

         (1) See "Proposal to Ratify the Grant and Amendment of Warrants and Options"

         (2) The options include 300,000 options which may not be exercised prior to the occurrence of a "strategic event". See "Executive Officers".

         The Plan may not be amended to increase the maximum number of shares which may be granted under the Plan (except under the anti-dilution provisions contained therein) or to change the class of persons to whom options may be granted without the affirmative vote of holders of the Company's Common Stock.

         The Company believes that an increase to 4,000,000 shares in the number authorized under the Plan is desirable in view of the recent private placement of the Company's Preferred Shares and Common Stock Purchase Warrants resulting in the increase by 10,826,091 shares of Common Stock issued upon conversion and reserved for issuance upon conversion of the Preferred Shares and exercise of the warrants of which 3,326,980 share were issued upon conversion of 332,698 Preferred Shares. In attracting or retaining employees, management personnel and consultants, the options representing a portion of the equity of the Company has diminished importance if it represents a decreased portion of the voting equity of the Company. Accordingly, the Company believes the amendment will enhance its efforts to attract and retain individuals with good ability to service the Company, motivate their efforts and serve the business interests of the Company, while reducing the cash payments which the Company would otherwise be required to make to accomplish such purposes.

         The last reported sale price of the Company's Common Stock (symbol ELI) on the American Stock Exchange on February 18, 2005, was 4.30 per share. The proceeds received by us upon the exercise of the stock options granted under the Plan will be used for general corporate purposes.

FINANCIAL STATEMENT TREATMENT OF OPTIONS

Currently, the Company expenses the fair value of equity-based awards, such as stock options and warrants, granted or modified after April 1, 2002 in accordance with accounting principles generally accepted in the United States of America. Modifications such as lowering the exercise prices or extending the expiration dates could result in material additions to the Company's non-cash expenses.

OPTIONS AUTHORIZED

         The Plan permits the Company to grant both incentive stock options ("Incentive Stock Options" or "ISOs") within the meaning of Section 422 of the Code, and other options which do not qualify as Incentive Stock Options (the "Non-Qualified Options").

         Unless earlier terminated by the Board of Directors, the Plan (but not outstanding options) terminates on March 1, 2014, after which no further awards may be granted under the Plan. The Plan is administered by the full Board of Directors or, at the Board's discretion, by a committee of the Board consisting of at least two persons who are "disinterested persons" defined under Rule 16b-2(c)(ii) under the Securities Exchange Act of 1934, as amended (the "Committee"). As of February 15,2005, the Board has not appointed a Committee.

         Recipients of options under the Plan ("Optionees") are selected by the Board or the Committee. The Board or Committee determines the terms of each option grant including (1) the purchase price of shares subject to options, (2) the dates on which options become exercisable and (3) the expiration date of each option (which may not exceed ten years from the date of grant). The minimum per share purchase price of options granted under the Plan for Incentive Stock Options is the fair market value (as defined in the Plan) or for Nonqualified Options is 85% of Fair Market Value of one share of the Common Stock on the date the option is granted.

         Optionees have no voting, dividend or other rights as stockholders with respect to shares of Common Stock covered by options prior to becoming the holders of record of such shares. The purchase price upon the exercise of options may be paid in cash, by certified bank or cashier's check, by tendering stock held by the Optionee, as well as by cashless exercise either through the surrender of other shares subject to the option or through a broker. The total number of shares of Common Stock available under the Plan, and the number of shares and per share exercise price under outstanding options will be appropriately adjusted in the event of any reorganization, merger or recapitalization of the Company or similar corporate event.

         The Board of Directors may at any time terminate the Plan or from time to time make such modifications or amendments to the Plan as it may deem advisable and the Board or Committee may adjust, reduce, cancel and regrant an unexercised option if the fair market value declines below the exercise price except as may be required by any national stock exchange or national market association on which the Common Stock is then listed. In no event may the Board, without the approval of stockholders, amend the Plan to increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the class of persons eligible to receive options under the Plan.

         Subject to limitations set forth in the Plan, the terms of option agreements will be determined by the Board or Committee, and need not be uniform among Optionees.

         FEDERAL INCOME TAX CONSEQUENCES. The following is a brief discussion of the Federal income tax consequences of transactions under the Plan. This discussion is not intended to be exhaustive and does not describe state or local tax consequences.

INCENTIVE OPTIONS

         No taxable income is realized by the Optionee upon the grant or exercise of an Incentive Option, except as noted below with respect to the alternative minimum tax. If Common Stock is issued to an Optionee pursuant to the exercise of an Incentive Option, and if no disqualifying disposition of such shares is made by such Optionee within two years after the date of grant or within one year after the transfer of such shares to such Optionee, then (1) upon sale of such shares, any amount realized in excess of the option price will be taxed to such Optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Optionee's employer for Federal income tax purposes.

         Except as noted below for corporate "insiders," if the Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of either holding period described above, generally (1) the Optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares and (2) the Optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the Optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

         Subject to certain exceptions for disability or death, if an Incentive Option is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of a Non-qualified Option.

         For purposes of determining whether an Optionee is subject to any alternative minimum tax liability, an Optionee who exercises an Incentive Option generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the Optionee had exercised a Non-qualified Option. Each

Optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his potential liability under the alternative minimum tax.

NON-QUALIFIED OPTIONS

         Except as noted below for corporate "insiders," with respect to Non-qualified Options: (1) no income is realized by the Optionee at the time the Option is granted, except for options which vest immediately if granted at an exercise price less than fair market value; (2) generally, at exercise, ordinary income is realized by the Optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the Optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         As a result of a recent ruling by the IRS, if a granted Non-qualified option contains an exercise price below fair market value on the date of grant, the Optionee will realize on the first date the option is exercisable ordinary income in an amount equal to the difference between the exercise price and the fair market value on the date of grant.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

         As a result of the rules under Section 16(b) of the Exchange Act, "insiders" (as defined in the Securities Exchange Act of 1934), depending upon the particular exemption from the provisions of Section 16(b) utilized, may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of options. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular option.

         BENEFITS. Inasmuch as awards to all participants under the Plan will be granted at the sole discretion of the Board or Committee, such benefits under the Plan are not determinable. Compensation paid and other benefits granted in respect of the fiscal year ended March 31, 2003 to the named executive officer are set forth in the Summary Compensation Table.

         VOTE REQUIRED; RECOMMENDATION. Approval of the adoption of the Plan will require the affirmative vote of the holders of a majority of the shares of the Common Stock of the Company present, in person or by proxy, at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE THEIR SHARES FOR THE PROPOSAL TO AMEND THE STOCK OPTION PLAN.

              ITEM 3. PROPOSAL TO RATIFY THE GRANT AND AMENDMENT OF
                              WARRANTS AND OPTIONS

         The American Stock Exchange (the "Amex") requires  stockholder approval
of  material   amendments   to  certain  stock  option  plans  or  other  equity
compensation arrangements.

(A) At the last Annual Meeting of Stockholders the Stockholders approved the amendment of stock options held by Dr. Atul Mehta, our former President, Chief Executive Officer and Director, which were amended pursuant to a settlement of a litigation instituted by Dr. Mehta for alleged breach of an employment contract. As approved, the options granted to Dr. Mehta were revised as set forth under " Executive Compensation - Options and Warrants". On October 18, 2004, the Company and Dr. Mehta agreed to a further revision of his options to purchase 770,000 shares providing for the termination of options to purchase 100,000 shares, the extension of the expiration date of the remaining 670,000 options to December 21, 2007 and the revision of the $10.00 exercise price of the 170,000 options from $10.00 to $2.34 per share. Giving effect to the amendment, the number of options all of which expire December 31, 2007, and their exercise prices are as follows:

         Number of Options                      Exercise Price
         -----------------                      --------------

              100,000                              $3.00
              170,000                               2.34
              200,000                               2.00
              100,000                               1.50
              100,000                               1.00

(B) In July 2004 the Company granted Mr. Jason Lyons a common stock purchase warrant, to purchase 50,000 shares of Common Stock at a price of $3.00 per share, on or prior to July 20,2007 in consideration for his agreement to render consultant services.

         The Company believes that revision of Dr. Mehta options and the grant of the Warrants to Mr. Lyons in lieu of additionally cash payments were in the best interest of the Company and its shareholders. Ratification of the amendment of Dr. Mehta options and the grant of the warrants to Mr. Lyons requires the affirmative vote of a majority of the shares voting in person or by proxy on the proposal. Abstentions would have the effect of a negative vote.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
         FOR THE PROPOSAL TO RATIFY THE GRANT AND AMENDMENT OF WARRANTS
                                  AND OPTIONS

                    ITEM 4. PROPOSAL TO RATIFY APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors, subject to stockholders approval, appointed Miller, Ellin & Co., LLP ("Miller Ellin") as independent auditors of the Company for its financial statements for the fiscal year ending March 31, 2005. Miller Ellin has audited the consolidated financial statements of the Company since 1997. A representative of that firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal.

         Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  THE  STOCKHOLDERS   VOTE  FOR  THE
RATIFICATION OF THE APPOINTMENT OF MILLER, ELLIN & CO., LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

AUDITOR FEES

         The following is a description of the fees paid by the Company to Miller Ellin during the fiscal year ended March 31, 2004:

         Audit Fees: The Company paid fees of $233,991 to Miller Ellin in connection with its audit of the Company's financial statements for the fiscal year ended March 31, 2004, and its review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during the fiscal year ended March 31, 2004, and preparation of the corporate tax returns.

         Financial Information Systems Design and Implementation Fees: The Company did not engage Miller Ellin during the year to provide advice to the Company regarding financial information systems design and implementation.

         Other fees: The Company did not pay any fee to Miller Ellin to perform non-audit services during the year.

                                  OTHER MATTERS

         We are not aware of any matters to be presented at the Annual Meeting other than those described in this proxy statement. However, if other matters which are not known a reasonable time before the solicitation should come before the Annual Meeting, it is intended that the holders of proxies solicited hereby will vote on such matters in their discretion.

A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED MARCH 31, 2004, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                              STOCKHOLDER PROPOSALS

         Any proposal intended to be presented by a stockholder at the next Annual Meeting of Stockholders must be received by the Company at the address specified below no later than the close of business on October 20, 2005 in order for such proposal to be eligible for inclusion in the Company's proxy statement and form of proxy for the 2005 Annual Meeting. Any proposal should be addressed to Mark I. Gittelman, Secretary, Elite Pharmaceuticals, Inc., 165 Ludlow Avenue, Northvale, New Jersey 07647 and should be sent by certified mail, return receipt requested.

                       WHERE YOU CAN FIND MORE INFORMATION

         The Company files reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The SEC maintains an Internet world wide web site that provides access, without charge, to reports, proxy statements and other information about issuers, like Elite, who file electronically with the SEC. The address of that site is http://www.sec.gov.

         You also may obtain copies of these materials by mail from the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at l-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

                  Public Reference Room
                  450 Fifth Street, N.W.
                  Washington, D.C. 20549

         You can also obtain, without charge, reports, proxy statements and other information, including without limitation, any information we may incorporate by reference herein, about the Company, by contacting: Elite Pharmaceuticals, Inc., 165 Ludlow Avenue, Northvale, New Jersey 07647, Attn:
Corporate Secretary, telephone: (201) 750-2646, facsimile: (201) 750-2755.


February 18, 2005                     By Order of the Board of Directors

                                      Mark I. Gittelman, Secretary

                           ELITE PHARMACEUTICALS, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 22, 2005

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bernard Berk and Mark I. Gittelman, and each of them, with full power of substitution, to vote, as a holder of the Common Stock, par value $0.01 per share ("Common Stock"), or of Series A Preferred Stock, par value $.01 per share ("Preferred Shares") of Elite Pharmaceuticals, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock and Preferred Shares which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York 10022, on March 22, 2005 at 10:00 a.m. Eastern time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

         THE BOARD OF DIRECTORS RECOMMENDS THE VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED BELOW AND PROPOSALS 2, 3(A) AND (B) AND 4.

1.       Election of Directors:  Bernard Berk, Edward Neugeboren*, Barry Dash
                                 and Melvin Van Woert

             FOR all Nominees [ ]     WITHHOLD for all Nominees [ ]

         * To be elected by holders of Preferred Shares only

If you do not wish your shares voted FOR a nominee, draw a line through that person's name above.

2. Proposal to approve the amendment of the Company's Stock Option Plan.

             FOR [ ]     AGAINST [ ]     ABSTAIN  [ ]


3. Proposal to ratify the amendment of options and grant of warrants described in the proxy statement.

         A. Amendment of the Options

             FOR [ ]     AGAINST [ ]     ABSTAIN  [ ]


         B. Grant of Warrants

             FOR [ ]     AGAINST [ ]     ABSTAIN  [ ]


4. Proposal to ratify the appointment of the independent auditors.

             FOR [ ]     AGAINST [ ]     ABSTAIN  [ ]


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.





            THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE,
               SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

                                  BACK OF CARD

         PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS AND PROPOSALS 2, 3A AND 3B AND 4 AS DESCRIBED ON THE REVERSE SIDE OF THIS CARD.

Your may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

                                                  (Please  sign  exactly  as the
                                                  name  appears   below.   Joint
                                                  owners should each sign.  When
                                                  signing as attorney, executor,
                                                  administrator,    trustee   or
                                                  guardian,   please  give  full
                                                  title    as    such.    If   a
                                                  corporation,  please sign with
                                                  full    corporate    name   by
                                                  president or other  authorized
                                                  officer.   If  a  partnership,
                                                  please sign in the partnership
                                                  name by authorized person.)



Dated:
       ---------------------           -----------------------------------------
                                       Signature

----------------------------
PLEASE COMPLETE, SIGN, DATE
AND RETURN THE PROXY CARD
PROMPTLY USING THE
ENCLOSED ENVELOPE.
----------------------------
                                       -----------------------------------------
                                       Signature, if held by joint owners